As filed with the Securities and Exchange Commission on November 15, 2006
Securities Act File No. 333-82621 Investment Company Act File No. 811-09439

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 15 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 15 (Check appropriate box or boxes)	|X|

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS (Exact Name of Registrant as Specified in Charter)

Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Address of Principal Executive Offices)
(973) 802-5032 (Registrant’s telephone number, including Area Code)

Claudia DiGiacomo, Esq. Assistant Secretary Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Name and Address of Agent for Service)
Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| X |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest, par value $.001 per share.

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This Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File No. 3-82621) (the “Registration Statement”) consists of the following: (1) the facing sheet of the Registration Statement, (2) Amendment, dated January 15, 2007, to the Registrant’s current Prospectus and Statement of Additional Information, dated September 29, 2006, and (3) Part C of the Registration Statement (including signature page and exhibits). Parts A and B to the Registration Statement, each dated September 29, 2006, were previously filed on September 29, 2006, in connection with Post-Effective Amendment No. 14 to the Registration Statement is hereby incorporated by reference.

This Post-Effective Amendment No. 15 to the Registration Statement is being filed to: (1) add disclosure to the Registrant’s Prospectus and Statement of Additional Information relating to the Registrant’s newly created Class L, Class M and New Class X shares; and (2) file certain exhibits to the Registration Statement relating to such shares classes.

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JENNISON CONSERVATIVE GROWTH FUND,

A SERIES OF

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

AMENDMENT DATED JANUARY 15, 2007

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED SEPTEMBER 29, 2006

SUMMARY

Pending shareholder approval, Jennison Conservative Growth Fund (the Fund) will acquire Strategic Partners Capital Growth Fund. If shareholders of the Strategic Partners Capital Growth Fund approve the proposed merger, then on or about March 2007, the Fund will begin offering Class L, Class M and New Class X shares.

This Amendment is intended for use only in connection with the offering of the Class L, Class M and New Class X shares of the Fund, which are offered for sale exclusively to a limited group of investors.

The Prospectus and Statement of Additional Information for the Class L, Class M and New Class X shares consists of this Amendment and the Fund’s Prospectus and Statement of Additional Information each dated September 29, 2006, (each of which is incorporated herein by reference). This Amendment describes the features of the Fund’s Class L, Class M and New Class X shares. For additional information about the Fund, you should refer to the Prospectus and Statement of Additional Information dated September 29, 2006, except where specific information is provided in this Amendment, in which case the disclosure provided in this Amendment is controlling.

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase stocks of large companies we believe will experience earnings growth at a rate faster than that of the Russell 1000 Index. As of August 31, 2006, the Russell 1000 Index market capitalization range was approximately $1.4 billion to $409.4 billion. Market capitalization is measured at the time of purchase.

We normally invest at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase).

Effective on or about December 15, 2006, the Fund's investment policy will change. Effective on or about December 15, 2006, the Fund will normally invest at least 80% of its investable assets in equity and equity-related securities of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase).

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The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy.

PRINCIPAL RISKS

Market risk. Since the Fund invests primarily in common stocks and other equity-related securities, there is the risk that the price of a particular stock the Fund owns could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style risk. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time.

Foreign Securities Risk. The risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance.

Derivatives Risk. Any derivatives we may use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Short-Term Debt Obligations, including Money Market Instruments Risks. In addition to market risk and credit risk, money market securities may limit potential for capital appreciation and achieving our investment objective.

When Issued and Delayed Delivery Securities. The Fund does not earn interest income until the obligations are expected to be delivered.

U.S. Government Securities Risk. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Short Sales Risk. The Fund’s use of short sales may magnify underlying investment losses. The Fund may not be able to limit losses resulting from share price volatility of the security indefinitely continues to increase in value.

Initial Public Offerings. The prices of securities purchased in IPOs can be very volatile.

There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time.

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EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

No information is provided for the Class L, Class M and New Class X shares of the Fund because such share class is new and no performance information is available for a new share class.

Annual Total Returns % (Class A Shares) 1

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Fund's Class A shares from January 1, 2006 to December 31, 2006 was [ %].

BEST QUARTER:	WORST QUARTER:
[ %] [ ] quarter of 20[ ]	[ %] [ ] quarter of 20[ ]

Average Annual Total Return % (as of December 31, 2006)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares			(11-3-99)
Class C shares			(11-3-99)
Class A Shares %
Return Before Taxes			(11-3-99)
Return After Taxes on Distributions			(11-3-99)
Return After Taxes on Distributions and Sale of Fund Shares			(11-3-99)
Index (reflects no deduction for fees expenses or taxes)
Russell 1000 Growth Index			(11-3-99)
S&P 500 Index			(11-3-99)
Lipper Average			(11-3-99)

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° The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares the returns would have been lower.

° The S&P 500 - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. Source: Lipper Inc.

° The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earning ratios, lower dividend yields and higher forecasted growth rates. Source: Lipper Inc.

° The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Core Funds category. Source: Lipper Inc.

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

FEES AND EXPENSES

The following tables show the fees and expenses that you may pay if you buy and hold Class L, Class M and New Class X shares of the Fund. For performance information of the other classes of shares of the Fund, please see the “Evaluating Performance” section of the September 29, 2006 Prospectus for the Fund.

Shareholder Fees (paid directly from your investment)	Class L	Class M	New Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering) .............................................	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds) ..............	1.00%	6.00%	6.00%
Redemption fees ...............................................	None	None	None
Exchange fee ...........................................................	None	None	None
Small balance account fee Beginning on or about November 17, 2006)	$15	$15	$15

Annual Fund Operating Expenses (deducted from Portfolio assets)	Class L	Class M	New Class X
Management Fees	%	%	%
+Distribution and service (12b-1) fees	.50%	1.00%	1.00%
+Other expenses	%	%	3%
=Total Annual Fund Operating Expenses	%	%	%

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Notes to Fees and Expenses Tables

•       Your broker may charge you a separate or additional fee for purchases and sales of shares.

•

Investors who purchase $1 million or more of Class L shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eight year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

•

The Fund's management fee schedule includes fee breakpoints that reduce the Fund's effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Fund's contractual management fee is 0.70 on first $500 million, 0.65 over $500 million to $1 billion and 0.60 over $1 billion of 1% of the average daily net assets of the Fund.

•

Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small account fee will not be charged on: (i) accounts during the first six months from the inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan accounts or employee savings plan accounts.

EXAMPLES

This example is intended to help you compare the fees and expenses of the Fund’s Class L, Class M and New Class X shares and the cost of investing in such shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund’s Class L, Class M and New Class X shares for the time periods indicated and then sell all of your Class L, Class M and New Class X shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Example

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class L	$	$	$	$
Class M	$	$	$	$
New Class X	$	$	$	$

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class L	$	$	$	$
Class M	$	$	$	$
New Class X	$	$	$	$

HOW THE FUND IS MANAGED

DISTRIBUTOR

[Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Fund]. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund’s shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, B, C, L, M and New X shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C, Class L, Class M and New Class X shares are subject to an annual 12b-1 fee of .30%, 1.00%, 1.00%, .50%, 1.00% and 1.00% (excluding any applicable fee waivers), respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

Class L, Class M and New Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds.

Share Class Comparison. Use this chart to help you compare the Fund's Class L, Class M and New Class X share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class L2		Class M2		New Class X2
Minimum purchase amount[1]	$1,000[6]		$1,000[6]		$1,000[6]
Minimum amount for Subsequent purchases[1]	$100		$100		$100
Maximum initial sales charge	5.75% of the public offering price 1%[4]		None		None
Contingent Deferred Sales Charge (CDSC)[3]	If sold during:		If sold during:		If sold during:
	Year 1	6%	Year 1	6%	Year 1	6%
	Year 2	5%	Year 2	5%	Year 2	5%
	Year 3	4%	Year 3	4%	Year 3	4%
	Year 4	3%	Year 4	3%	Year 4	3%
	Year 5/6	2%	Year 5/6	2%	Year 5/6	2%
	Year 7	1%	Year 7	1%	Year 7	1%
	Year 8	0%	Year 8	0%	Year 8	0%
Annual distribution and service (12b-1) fees shown as a percentage of average net assets[5]	.50 of 1%		1%		1%

 1  The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts.  The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan ("AIP") is $50.  The minimum initial investment for retirement accounts and custodial accounts for minors is $1000 and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

2  Class L, Class M and New Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.

3  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares — Contingent Deferred Sales Charge (CDSC)."

4  Investors who purchase $1 million or more of Class L shares of other JennisonDryden or Strategic Partners funds and subsequently exchange them for Class L shares of the Fund, and sell these shares within 12 months of purchase are subject to a 1% CDSC.

5  These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for the Class L, Class M and New Class X is .25 of 1%. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M and New Class X shares, is up to 1% (including the .25 of 1% service fee).

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6 If the value of your Class L, Class M and New Class X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account.  Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year.  Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.  The $15 small balance account fee will not be charged on:  (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts.

Class M and New Class X Shares Automatically Convert to Class A Shares

If you buy Class M shares of the Fund and hold them for approximately eight years, or if you acquire New Class X shares (i.e. Class X shares purchased on or after August 19, 1998) and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class M or New Class X shares, respectively, that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class M or New Class X shares, converting to Class A shares lowers your Fund expenses.

Class M and New Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which Class M and New Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class M and New Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class M or New Class X shares if the price of the Class A shares is higher than the price of the Class M or New Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

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P.O. Box 8149

Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 7 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

•	You are selling more than $100,000 of shares;
•	You want the redemption proceeds made payable to someone that is not in our records;
•	You want the redemption proceeds sent to some place that is not in our records; or
•	You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union.

Contingent Deferred Sales Charge (CDSC)

If you sell Class M shares within seven years or New Class X within nine years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions;
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), seven years for Class M and eight years for New Class X; and

•	Amounts representing the cost of shares held beyond the CDSC period 12 months for Class L shares (in certain cases), seven years for Class M shares and eight years for New Class X shares.

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If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
New Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

 Notes to CDSC Table:

° No CSDC is payable for any share class for the ninth year after purchase and any following year.

° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC within 12 months of purchase if you purchase $1 million or more of Class L shares through certain broker-dealers that are not affiliated with Prudential (the CSDC is waived for purchases by certain retirement or benefit plans).

Contingent Deferred Sales Charge (CDSC)

•

If you sell Class M shares within seven years of purchase or New Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

•	Amounts representing shares you purchased with reinvested dividends and distributions,
•

Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class L shares (in certain cases), seven years for Class M shares and eight years for New Class X shares, and

•	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class L (in certain cases), seven years for Class M shares and eight years for New Class X shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

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Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year.  The CDSC for New Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year.  For Class L, Class and New Class X shares, the CDSC is calculated based on the shares NAV at the time of purchase.  For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class M and New Class X Shares

The CDSC will be waived if the Class M and New Class X shares are sold:

•

After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

•	To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
•	On certain sales effected through a Systematic Withdrawal Plan.

Waiver of the CDSC — Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts

If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred

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plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase.

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds-if you satisfy the minimum investment requirements, except the Class F shareholders may exchange their shares of a Fund for Class B shares in certain other JennisonDryden or Strategic Partners mutual funds. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you cannot exchange Class A shares for Class B, Class C, Class L, Class M or New Class X shares.

After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any shares that were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class L, Class M or New Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

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Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

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If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares — Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by

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telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)  (1) Certificate of Trust. Incorporated by reference to the Registration Statement on Form N1- A filed on July 9, 1999 (File No. 333-82621).

(2) Amendment to Certificate of Trust dated September 4, 2001. Incorporated by reference to Post Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(3) Agreement and Declaration of Trust. Incorporated by reference to the Registration Statement on Form N1-A filed on July 9, 1999 (File No. 333-82621).

(4) Certificate of Correction of Amendment to Certificate of Trust dated May 14, 2002. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(5) Amendment to Certificate of Trust dated January 12, 2007.**

(b)  By-Laws, amended as of November 16, 2004. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(c)  In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit (b), defining the rights of the Trust's shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

(d)  (1) Management Agreement between Registrant and Prudential Investments Fund Management LLC (now known as Prudential Investments LLC) (PI). Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 30, 2000.

(i) Amendment to Management Agreement between Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

(2) (i)  Subadvisory Agreement between PI and J. P. Morgan Investment Management Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000.

(ii)  Subadvisory Agreement between PI and Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

(iv)  Subadvisory Agreement between PI and Pacific Investment Management Company. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000.

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(v)  Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"). Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(vi)  Subadvisory Agreement between PI and Robert Fleming Inc. (d/b/a J.P. Morgan Investment Management Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000.

(vii)  Subadvisory Agreement between PI and EARNEST Partners, LLC ("EARNEST") dated December 13, 2001. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(viii)  Amended and Restated Subadvisory Agreement between PI and NFJ Investment Group, L.P. dated December 16, 2005. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N1-A filed on September 29, 2006.

(ix)  Form of Subadvisory Agreement between PI and Lee Munder Capital Group L.P. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(x)  Form of Subadvisory Agreement between PI and J.P. Morgan Investment Management Inc. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(e)  (1) Form of Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC (PIMS).**

(2) Form of Distribution Agreement between the Registrant and [ ], relating to the Class M and New Class X shares.**

(3) Selected Dealer Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N1-A on August 1, 2000.

(f) Not applicable.

(g) (1)(i) Custodian Contract between the Registrant and The Bank of New York (BNY) dated November 7, 2002. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on Form N1-A on October 2, 2003.

(ii) Amendment to Custodian Contract between Registrant and BNY dated June 6, 2005. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N1-A on September 29, 2006.

(2) Custodian Services Agreement between the Registrant and PFPC Trust Company (PFPC) dated July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on Form N-1A on September 29, 2005.

(h)  (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000 (File No. 333-82621).

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(2) Amendment to Transfer Agency and Service Agreement dated September 4, 2002. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N1-A filed on October 2, 2003 (File No. 333-82621).

(i) (1)Opinion of Morris, Nichols, Arsht & Tunnell dated September 27, 2002. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(2) Opinion of Morris, Nichols, Arsht & Tunnell dated January 12, 2007.**

(j)  Consent of independent registered public accounting firm.**

(k)  Not applicable.

(l)  Not applicable.

(m)  (1) 12b-1 Fee Waivers and Expense Limitations relating to Class A Shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 14 to the Registration Statement on Form N1-A filed on September 29, 2006.

(2) (i)  Distribution and Service Plan for Class L Shares of Small Cap Value Fund. Incorporated by reference to Exhibit (2)(i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(ii)  Distribution and Service Plan for Class L Shares of Total Return Bond Fund. Incorporated by reference to Exhibit (2)(ii) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(iii) Form of Distribution and Service Plan for Class L Shares of Jennison Conservative Growth Fund.**

(3) (i)  Distribution and Service Plan for Class M Shares of Small Cap Value Fund. Incorporated by reference to Exhibit (3)(i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(ii)  Distribution and Service Plan for Class M Shares of Total Return Bond Fund. Incorporated by reference to Exhibit (3)(1i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(iii) Form of Distribution and Service Plan for Class M Shares of Jennison Conservative Growth Fund.**

(4) (i) Distribution and Service Plan for New Class X Shares of Strategic Partners Small Capitalization Value Fund and Strategic Partners Total Return Bond Fund dated July 29, 2005.*

(ii) Form of Distribution and Service Plan for New Class X Shares of Jennison Conservative Growth Fund.**

(n)  Amended and Restated Rule 18f-3 Plan dated November 15, 2006.*

(p)  (1) Amended Code of Ethics of Registrant. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

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(2) Code of Ethics and Personal Trading Policy of Prudential dated January 9, 2006. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 14 to the Registration Statement on Form N1-A filed on September 29, 2006.

(3) Code of Ethics of J. P. Morgan Investment Management, Inc. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000 (File No. 333-82621).

(4) Code of Ethics of NFJ Investment Group. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on Form N1-A on October 2, 2003.

(6)  Code of Ethics of Pacific Investment Management Company. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 31, 2000 (File No. 333-82621)

(7) Code of Ethics of Hotchkis and Wiley Capital Management, LLC. Incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(8) Code of Ethics of Robert Fleming Inc. (d/b/a J. P. Morgan Investment Management Inc.)

(9) Code of Ethics of EARNEST Partners, LLC. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(10) Code of Ethics of Lee Munder Capital Group L.P. Incorporated by reference to Exhibit (p)(13) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(11) Amended Jennison Associates LLC's Code of Ethics dated October 5, 2005. Incorporated by reference to Exhibit (p)(11) to Post-Effective Amendment No. 14 to the Registration Statement on Form N1-A filed on September 29, 2006.

(q) Powers of attorney. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

* Filed Herewith

** To be filed by subsequent Amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(3) to this Registration Statement) and Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits

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indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Trust. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to this Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2)(i) through (xi) to the Registration Statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

(a)  PI

See "How the Funds are Managed-Manager" and “How the Fund is Managed-Manager” in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the directors and officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, as most recently amended (File No. 801-31104).

(b)  J.P. Morgan Investment Management Inc. (J.P. Morgan)

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See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to J.P. Morgan's directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-21011), as most recently amended, the relevant text of which is incorporated herein by reference.

(c)  Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to Hotchkis and Wiley is included in the Form ADV of Hotchkis and Wiley filed with the Commission (File No. 801-60512), as most recently amended, the relevant text of which is incorporated herein by reference.

(d)  Lee Munder Capital Group L.P. (Lee Munder)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to the general members of Lee Munder is included in its Form ADV filed with the Commission (File No. 801-57397), as most recently amended, the relevant text of which is incorporated herein by reference.

(e)  Pacific Investment Management Company (PIMCO)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to PIMCO's partners is included in its Form ADV filed with the Commission (File No. 801-7260), as most recently amended, the relevant text of which is incorporated herein by reference.

(f)  EARNEST Partners, LLC (EARNEST)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to EARNEST's directors and executive officers is included in its Form ADV filed with the Commission (File No. 801-56189), as most recently amended, the relevant text of which is incorporated herein by reference.

(g)  Jennison Associates LLC (Jennison)

See "How the Fund is Managed-Investment Subadviser and Portfolio Managers" in the Jennison Conservative Growth Fund Prospectus constituting a portion of Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

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(h)  NFJ Investment Group (NFJ)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to NFJ directors and executive officers is included in its Form ADV filed with the Commission (801-47940), as most recently amended, the relevant text of which is incorporated herein by reference.

Item 27. Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of The Bank of New York (BNY), One Wall Street, New York, New York 10286; PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809, Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Jennison, 466 Lexington Avenue, New York, NY 10017; J.P. Morgan, 522 Fifth Avenue, New York, NY 10036; Hotchkis and Wiley Capital Management, LLC, 725 S. Figueroa St., 39th Floor, Los Angeles, CA 90017; NFJ Investment

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Group, 2121 San Jacinto, Dallas, Texas 75201; EARNEST Partners, LLC., 75 14th Street, Suite 2300, Atlanta, Georgia 30309; PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660; and Prudential Mutual Fund Services LLC, P.O. Box 8098, Philadelphia, Pennsylvania 19101. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), and 31a-1(d) and 31a-1(f) under the 1940 Act will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by BNY, PFPC and PMFS.

Item 29. Management Services.

Other than as set forth under the captions “How the Fund Is Managed—Manager”, “How the Fund Is Managed—Investment Subadviser” and “How the Fund Is Managed—Distributor” in the Jennison Conservative Growth Fund Prospectus, and as set forth under the captions “How the Funds are Managed—Manager,” “How the Fund Is Managed—Investment Subadvisers” and “How the Funds are Managed—Distributor” in the Prospectus for the other funds of the Registrant, and the caption “Management and Advisory Arrangements” and “Other Service Providers” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 15th day of November, 2006.

  STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

JUDY A. RICE*

  President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
LINDA W. BYNOE*	Trustee

DAVID E. A. CARSON *	Trustee

ROBERT E. LABLANC *	Trustee

DOUGLAS H. MCCORKINDALE *	Trustee

RICHARD A REDEKER *	Trustee

ROBIN B. SMITH *	Trustee

STEPHEN G. STONEBURN *	Trustee

CLAY T. WHITEHEAD *	Trustee

JUDY A. RICE *	President and Trustee (Principal Executive Officer)

ROBERT F. GUNIA *	Vice President and Trustee

GRACE C. TORRES*	Treasurer and Principal Financial and Accounting Officer

* By /s/ CLAUDIA DIGIACOMO Claudia DiGiacomo	as attorney-in-fact	November 15, 2006

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EXHIBIT INDEX

Exhibit No.	Description

(m)(4)(i)	Distribution and Service Plan for New Class X Shares of Strategic Partners Small Capitalization Value Fund and Strategic Partners Total Return Bond Fund dated July 29, 2005.
(n)	Amended and Restated Rule 18f-3 Plan dated November 15, 2006.

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Exhibit (m)(4)(i)

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

NEW CLASS X SHARES

DISTRIBUTION PLAN

This Distribution Plan (the “Plan”) constitutes the written Distribution Plan for the New Class X shares issued by Strategic Partners Style Specific Funds, a Delaware statutory trust (the “Trust”), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). During the effective term of this Plan, the Trust may incur expenses primarily intended to result in the sale of its New Class X shares or to maintain or improve account services provided to holders of its New Class X shares upon the terms and conditions hereinafter set forth:

Section 1. The Trust is an open-end management investment company. The shares in the Trust may be issued in one or more series (each, a “Fund”) and the shares of each Fund may be issued in multiple classes.

Section 2. This Plan initially will pertain to New Class X Shares of each of the Funds named in Exhibit A attached hereto and made a part hereof (each, a “Participating Fund”). This Plan shall also apply to the New Class X Shares of any other series of the Trust designated from time to time by the Board of Trustees of the Trust and added to the list of Participating Funds attached hereto as Exhibit A. Where used in this Plan, the term “Shares” or “New Class X Shares” shall pertain only to New Class X Shares of a Participating Fund.

Section 3. In order to provide for the implementation of the payments provided for pursuant to this Plan, the Trust may enter into an Underwriting and Distribution Agreement (the “Agreement”) with Prudential Investment Management LLC (“PIMS”), pursuant to which PIMS will serve as the principal underwriter and general distributor of the Trust’s shares, including the New Class X Shares, and pursuant to which each Participating Fund may pay compensation to PIMS for its services and to defray various costs incurred or paid by PIMS in connection with the distribution of New Class X Shares. Such Agreement, or any modification thereof, shall become

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effective with respect to New Class X Shares of any Participating Fund only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time. The Trust may enter into an underwriting and distribution agreement (the Agreement and any similar agreements, a “Distribution Agreement”) with any successor principal underwriter and general distributor of the Trust’s shares, including New Class X Shares (PIMS, and each such successor principal distributor, a “Distributor”).

Section 4. The Trust shall pay to each Distributor, as compensation, its Allocable Portion (as hereinafter defined) of a distribution and service fee at the annual rate of 1.0% of the average net asset value of the New Class X Shares of the Participating Funds which have been outstanding for ten years or less, as determined at the close of each business day, a quarter of which is intended as a fee (the “Service Fee”) for services provided by PIMS to existing holders of New Class X Shares. The fee payable to each Distributor hereunder is intended to compensate each Distributor for services provided and expenses incurred by it relating to the offering of the New Class X Shares. Expenses may include, without limitation, payments by each Distributor to dealers, brokers, banks and other financial institutions (“Dealers”) with respect to services provided in connection with sales of New Class X Shares and for maintaining and improving services provided to holders of New Class X shares, all as set forth in the Trust’s registration statement as in effect from time to time. Such payments may be paid by each Distributor to Dealers at a rate of up to .50% on an annual basis of the average net asset value for New Class X Shares that have been outstanding for at least seven years (and any New Class X Shares purchased through the reinvestment of dividends or capital gains) as determined at the close of each business day. Each Distributor’s fee hereunder shall be payable in arrears for each calendar month within 5 days after the close of such calendar month or at such other intervals as the Board of Trustees of the Trust (the “Board of Trustees”) may determine. A majority of the Qualified Trustees, as defined below, may, from time to time, reduce the amount of such payments or may suspend the operation of the Plan for such period or periods of time as they may determine; provided, however, that the Board shall first eliminate the Service Fee before effecting any other reduction of payments hereunder. Amounts payable under the Plan shall be subject to the limitation of Rule 2830 of the Conduct Rules (or successor rules or regulations) of the NASD, Inc. (the “Conduct Rules”). Amounts paid to each Distributor hereunder shall not be used to pay distribution expenses or service fees incurred with respect to any other class of shares of the Trust.

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Each Distribution Agreement between the Trust and a Distributor shall provide the following with respect to each Participating Fund, each of which shall survive any termination or amendment of this Plan:

I)

Each Distributor will be deemed to have earned its Allocable Portion of the portion of the distribution and service fee with respect to services provided by Dealers in connection with sales of New Class X Shares, i.e., 0.75%, (the “Distribution Fee”) taken into account in determining such Distributor’s Allocable Portion on the settlement of each sale of a New Class X Share (the Allocable Portion of the Distribution Fee thereafter arising from each such sale, the “Earned Distribution Fee”).

II)

The Trust’s obligation to pay each Distributor its Earned Distribution Fee in respect of each Participating Fund’s issued and outstanding New Class X Shares shall not be terminated or modified (including without limitation by way of termination of this Plan or the applicable Distribution Agreement or by liquidation of the Trust or such Fund) except: (a) to the extent required by a change in the Investment Company Act, Rule 12b-1 thereunder or the Conduct Rules after July 31, 2000, or (b) in the manner required by Section 9 for material amendments to this Plan or Section 7 for termination of this Plan so long as after the effective date of such modification or termination neither the Trust, the Participating Fund in question, any successor Trust or fund that acquires substantially all of the assets of the Trust or such Participating Fund nor any Participating Fund sponsor or affiliate thereof pay, directly or indirectly, a fee or expense reimbursement for the provision of shareholder services to the holders of New Class X Shares then issued and outstanding or other class of shares of the Participating Funds with a deferred sales charge which reasonably would be deemed to circumvent the Trust’s obligation to pay each Distributor its Earned Distribution Fee;

III)

The Distributor may assign, sell or pledge (collectively “Transfer”) its rights to the Earned Distribution Fees and the Trust shall pay such fees to the assignee, purchaser or pledgee, or any subsequent assignee, purchaser or pledgee (collectively, the “Transferees”); provided, however, that any assignment is not an assignment of the Distribution Agreement for purposes of Section 8(b) of this

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Plan. The Distributor’s rights to the Earned Distribution Fees transferred by the Distributor to any assignee, purchaser or pledgee shall not be subject to offset, counterclaim or defense, including without limitation, any of the foregoing based on the bankruptcy of such Distributor; provided, however, that such provision shall not diminish or otherwise affect adversely the enforcement of the Trust’s rights under the relevant Distribution Agreement, or otherwise (except in respect of the Earned Distribution Fees so transferred), and its pursuit of assets which have not been subject to a Transfer; and

IV)

The Distributor may pay all or a portion of the distribution and service fee intended for services (the “Shareholder Servicing Fee”) to Dealers for providing shareholder services in connection to Shares, subject to the limitations in Section 4 herein. If, in lieu of paying a portion of the Shareholder Servicing Fee to a Dealer (or other third party) for providing shareholder services, the Distributor pays such Dealer (or third party) for the Dealer’s (or the third party’s) irrevocable and unconditional commitment to provide services as long as the Share is outstanding without further compensation from the Trust or any other person, the Distributor will be deemed to have earned its Allocable Portion of the Shareholder Servicing Fee thereafter arising (the “Earned Service Fee”) at the time such payment is made. Clauses (I), (II) and (III) of this paragraph equally apply to the Distributor’s Allocable Portion of the Earned Service Fee and the Earned Distribution Fee. Accordingly, references to “Earned Distribution Fees” in clauses (I), (II) and (III) of this paragraph shall include Earned Services Fees.

“Allocable Portion” for purposes of this Plan, means (1) if there is one Distributor, all Earned Distribution and Earned Servicing Fees; or (2) if there are two or more Distributors, the portion of the Earned Distribution Fee and Earned Servicing Fee allocated to a Distributor in accordance with any allocation procedures to which each Distributor shall agree and which accurately allocates the Earned Distribution and Earned Servicing Fees among all Distributors in proportion to the outstanding New Class X Shares attributable to their respective efforts.

Section 5. This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved

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at least annually by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6. Each Distributor, PIMS, and any other person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related Agreement shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated as to New Class X Shares of a Participating Fund at any time by vote of the Board of Trustees, including a majority of the Qualified Trustees, or by shareholder vote in accordance with the Investment Trust Act. In the event of such termination, the subject Fund shall cease to be a Participating Fund upon satisfaction of its outstanding obligations hereunder.

Section 8. All agreements with any person relating to implementation of this Plan including the Distribution Agreement shall be in writing, and any agreement related to this Plan shall provide:

(a)

that such agreement may be terminated with respect to New Class X Shares of a Participating Fund at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by shareholder vote in accordance with the Investment Company Act on not more than 60 days’ written notice to any other party to the agreement; and

(b)	that such agreement shall terminate automatically in the event of its assignment.

Section 9. This Plan may not be amended to increase materially the amounts payable by a Participating Fund pursuant to Section 4 hereof without shareholder approval in accordance with the Investment Company Act and any material amendment to this Plan shall be approved by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on the amendment.

Amendments to this Plan, other than material amendments of the kind referred to above may be adopted by a vote of the Board of Trustees, including a majority of Qualified Trustees. The Board of Trustees, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

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Section 10. This Plan shall not operate to prohibit or limit in any way the exercise of the fiduciary duties of the Trustees of the Trust under the Investment Company Act or under applicable State law in respect to this Plan and payments by the Trust hereunder.

Section 11. As used in this Plan (a) the term “Qualified Trustees’ shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 12. While this Plan is in effect, the selection and nomination of the Qualified Trustees shall be committed to the discretion of the Qualified Trustees than in office.

Executed as of July 29, 2005

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

By: /s/Judy A. Rice

Name: Judy A. Rice

Title: President

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EXHIBIT A

List of Participating Funds:

Strategic Partners Total Return Bond Fund

Strategic Partners Small Capitalization Value Fund

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Exhibit (n)

JENNISONDRYDEN MUTUAL FUNDS

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

(The Fund)

AMENDED AND RESTATED PLAN PURSUANT TO RULE 18F-3

The Fund hereby adopts this plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), setting forth the separate arrangement and expense allocation of each class of shares in each Fund. Any material amendment to this plan with respect to a Fund is subject to prior approval of the Board of Directors/Trustees, including a majority of the independent Directors/Trustees.

CLASS CHARACTERISTICS

CLASS A SHARES:

Class A shares are subject to an initial sales charge and an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1 fee) not to exceed 0.30 of 1% per annum of the average daily net assets of the class. The initial sales charge is waived or reduced for certain eligible investors. Investors who purchase $1 million or more of Class A shares and for whom the initial sales charge would be waived are subject to a contingent deferred sales charge ("CDSC") of 1% on shares that are redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential.

CLASS B SHARES:

Class B shares are not subject to an initial sales charge but are subject to a CDSC (declining from 5% to zero over a six-year period) which will be imposed on certain redemptions and an annual Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. The CDSC is waived for certain eligible investors. Class B shares automatically convert to Class A shares approximately seven years after purchase.

CLASS C SHARES:

Class C shares are subject to a low initial sales charge (no sales charge will be imposed as of February 2, 2004) and a 1% CDSC which will be imposed on certain redemptions within the first 18 months after purchase (12 months after purchase as of February 2, 2004) and an annual Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class.

CLASS Z SHARES:	Class Z shares are not subject to either an initial sales charge or CDSC, nor are they subject to any Rule 12b-1 fee.

CLASS L SHARES:

Class L shares are subject to an initial sales charge and an annual distribution and/or service fee pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1 fee) not to exceed 0.30 of 1% per annum of the average daily net assets of the class. The initial sales charge is waived or reduced for certain eligible investors. Investors who purchase $1 million or more of Class A shares and

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for whom the initial sales charge would be waived are subject to a contingent deferred sales charge ("CDSC") of 1% on shares that are redeemed within 12 months of purchase. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential.

CLASS M SHARES:

Class M shares are not subject to an initial sales charge but are subject to a CDSC (declining from 5% to zero over a six-year period) which will be imposed on certain redemptions and an annual Rule 12b-1 fee not to exceed 1% of the average daily net assets of the class. The CDSC is waived for certain eligible investors. Class M shares automatically convert to Class L shares approximately seven years after purchase.

NEW CLASS X SHARES:

New Class X shares may pay distribution and service fees at an annual rate of up to 1.0% of the relevant Fund’s average net assets attributable to Class X shares.  Amounts payable under the New Class X Plan are subject to such further limitations as the Board of Directors may from time to time determine and as are set forth in the Registration Statement. The New Class X shares of each Fund are offered at a public offering price that is equal to their NAV, with no initial sales charge.

INCOME AND EXPENSE ALLOCATIONS

Income, any realized and unrealized capital gains and losses, and expenses not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends and other distributions paid by the Fund to each class of shares, to the extent paid, will be paid on the same day and at the same time, and will be determined in the same manner and will be in the same amount, except that the amount of the dividends and other distributions declared and paid by a particular class of the Fund may be different from that paid by another class of the Fund because of Rule 12b-1 fees and other expenses borne exclusively by that class.

EXCHANGE PRIVILEGE

Holders of Class A Shares, Class B Shares, Class C Shares, Class L, Class M, New Class X, Class Z and Class R Shares shall have such exchange privileges as set forth in the Fund’s current prospectus. Exchange privileges may vary among classes and among holders of a Class.

CONVERSION FEATURES

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. Class B shares acquired through the reinvestment of dividends or distributions will be subject to conversion in accordance with the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent such broker-

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dealer provides sub-accounting services to the Fund, otherwise the procedures utilized by Prudential Mutual Fund Services, LLC, or its affiliates, shall be used.

Class M shares of any Fund automatically convert to Class A shares of the same Fund eight years after the first business day of the calendar month of their purchase.  Such conversion will be effected on the basis of the relative net asset values of the Class A and Class M shares on the conversion date without imposition of any sales load, fee or other charge.  When Class M shares of any Fund convert to Class A shares, a portion of any other Class M shares that have been acquired by each holder through the reinvestment of dividends or capital gains (“ Class M Dividend Shares”) on the converted Class M shares will also convert to Class A shares of the same Fund.  The portion of Class M Dividend Shares to be converted will be based upon the ratio of the Class M shares automatically converting to Class A shares to the total number of Class M shares then held by such holder.

New Class X shares of any Fund automatically convert to Class A shares of the same Fund ten years after the first business day of the calendar month of their purchase.  Such conversion will be effected on the basis of the relative net asset values of the Class A and New Class X shares on the conversion date without imposition of any sales load, fee or other charge.  When New Class X shares of any Fund convert to Class A shares, a portion of any other New Class X shares that have been acquired by each holder through the reinvestment of dividends or capital gains distributions (“New Class X Dividend Shares”) on the converted New Class X shares will also convert to Class A shares of the same Fund.  The portion of New Class X Dividend Shares to be converted will be based upon the ratio of the New Class X shares automatically converting to Class A shares to the total number of New Class X shares then held by such holder.

GENERAL

A.

Each class of shares shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

B.

On an ongoing basis, the Directors/Trustees, pursuant to their fiduciary responsibilities under the 1940 Act and otherwise, will monitor the Fund for the existence of any material conflicts among the interests of its several classes. The Directors/Trustees, including a majority of the independent Directors, shall take such action as is reasonably necessary to eliminate any such conflicts that may develop. Prudential Investments LLC, the Fund's Manager, will be responsible for reporting any potential or existing conflicts to the Directors/Trustees.

Amended and restated as of November 15, 2006.

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STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

November 15, 2006

VIA EDGAR SUBMISSION

Securities and Exchange Commission

450 Fifth Street

Judiciary Plaza

Washington, D.C. 20549

Re:	Strategic Partners Style Specific Funds: Form N-1A
File Nos. 333-82621; 811-09439

Dear Sir or Madam:

On behalf of Jennison Conservative Growth Fund (the Fund), a series of Strategic Partners Style Specific Funds, pursuant to the Securities Act of 1933, as amended (the 1933 Act), and the Investment Company Act of 1940, as amended (the 1940 Act), transmitted herewith for filing Post-Effective Amendment No. 15 to the Registration Statement under the 1933 Act; Amendment No. 15 to the Registration Statement under the 1940 Act (the “Amendment”). Such Amendment only relates to the Class L, Class M and New Class X shares.

This filing is being made pursuant to Rule 485(a) under the 1933 Act in order to add disclosure regarding new share classes, designated Class L, Class M and New Class X. The Fund intends to file a subsequent post-effective amendment on or about January 15, 2007 pursuant to Rule 485(b) under the 1933 Act, to include certain other exhibits and information responsive to any comments from the staff of the Securities and Exchange Commission (the “Staff”) regarding the Amendment filed herewith.

To assist you with the review of this filing, we note that many sections of the Registration Statement are substantially similar to those sections in Registration Statements which were recently declared effective by the Staff:

Registration Statements containing Class L, Class M and New Class X disclosures:

• Jennison U.S Emerging Growth Fund, Inc., Registration Statement on Form N-1A, effective February 27, 2006 (File No. 333-11785); and
• Strategic Partners Style Specific Funds, Registration Statement on Form N-1A, effective on November 22, 2004 (File No. 333-82621 and 811-09439) (the New Share Class Registration Statements);

Registration Statements relating to the Fund

•     Strategic Partners Style Specific Funds, Registration Statement on Form N-14, declared effective by the staff on September 15, 2006 (File No. 333-136542 and 811-09439) (the N-14 Registration Statement); and

•     Strategic Partners Style Specific Funds, Registration Statement on Form N-1A, declared effective on September 29, 2006 (File No. 333-82621 and 811-09439) (collectively, the Style Specific Fund Statements).

The New Share Class Registrations Statements and the Style Specific Fund Registration Statements are collectively referred to as the Prior Registration Statements. The Amendment contains all applicable Staff comments to the Prior Registration Statements.

The Amendment includes substantially similar disclosure to the following sections of the New Share Class Registration Statements as it relates to Class L, Class M and New Class X shares:

• The “Evaluating Performance” and the “Fees and Expenses” sections of the “Risk/Return Summary”
• The “Example” section of “How the Trust is Managed;”
• The “Automatic Conversion of Class L, Class M and New Class X shares” section; and
• “How to Buy, Sell and Exchange Shares of the Funds”.

The Amendment includes substantially similar disclosure to the following sections of the Style Specific Fund Registration Statements, except as such disclosure related to the proposed reorganizations and the relevant Strategic Partners funds:

• “Investment Objectives and Principal Strategies;”
• “Principal Risks;”
• “Evaluating Performance;”
• “Fees and Expenses;”
• “Example;”
• “How the Fund is Managed-Distributor” and
• “How to Buy, Sell and Exchange”

The N-14 Registration Statement contains disclosure substantially similar to the Class L, Class M and New Class X disclosures in the Amendment

Since the Amendment is substantially similar to the Prior Registration Statements of mutual funds in the same fund complex that were recently reviewed by the Staff and declared effective by the Staff, we request that the Amendment receives “no review” by the Staff. The Amendment will go effective on January 15, 2007 and we would appreciate receiving the Staff’s comments, if any, on or about January 5, 2007.

If you have any questions or comments with respect to the foregoing, or if I can be of any further assistance in facilitating the Staff’s review, please contact me at 973-802-5032. Thank you for your assistance in this matter.

Sincerely yours,

/s/ Claudia DiGiacomo
Claudia DiGiacomo
Vice President and Corporate Counsel

cc:	Kathryn Quirk

Jonathan Shain

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